UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 6, 2006

SunTrust Banks, Inc.
(Exact name of registrant as specified in its charter)
Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(404)588-7711

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

Item 7.01    Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, ‘‘Results of Operations and Financial Condition’’ and Item 7.01, ‘‘Regulation FD Disclosure’’. Consequently, it is not deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

On April 6, 2006, SunTrust Banks, Inc. (the ‘‘Registrant’’) announced that it intends to hold a conference call and webcast on April 17, 2006, at 8:00 a.m. Eastern time, to discuss financial results for the first quarter ended March 31, 2006. The Registrant also announced that it intends to publish enhanced information regarding certain consolidated and business segment results, beginning with the first quarter ended March 31, 2006. A copy of the News Release is attached hereto as Exhibit 99.1 and hereby incorporated herein by reference.

Also on April 6, 2006, the Registrant is hereby providing enhanced financial information, including financial results of its business segments for the quarter ended December 31, 2005. The purpose of providing the additional information is to familiarize the public with the Registrant’s enhanced consolidated and business segment reporting that will be provided in the Registrant’s quarterly earnings announcements going forward. The enhanced financial information also includes financial information from the quarters dating back to and including the quarter ended December 31, 2004 for comparison purposes. A copy of such Financial Tables is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The additional consolidated financial information is highlighted in the tables. The business segment information can be found on pages 18-24.

All information in the News Release and the Financial Tables speak as of the date thereof and the Registrant does not assume any obligation to correct or update said information in the future. In addition, the Registrant disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 2.02 and/or Item 7.01 of this report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

99.1	News Release dated April 6, 2006 (furnished with the Commission as a part of this Form 8-K).

99.2	Financial Tables dated April 6, 2006 (furnished with the Commission as a part of this Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC. (Registrant)
Date: April 6, 2006	By:	/s/ Thomas E. Panther
Thomas E. Panther, Senior Vice President and Controller